             Re: $3,000,000 Revolving Letter Loan Agreement

    Gentlemen:

     This revolving  letter loan agreement  (the  "Agreement")  is between Texas
Capital Bank, N .A., a national banking  association  (the "Lender"),  and GultW est Energy,  Inc., a Texas  corporation (the  "Borrower") and amends,  restates, renews and replaces the $2,500,000 Revolving Letter Loan Agreement dated October
26, 2001, between the Borrower and the Lender (the "Prior Agreement"). Reference
is made to  Schedule  One hereto for  certain  of the terms used  herein,  which
Schedule is  incorporated  herein and made a part  hereof.  The Borrower and the
Lender hereby agree as follows:

     SECTION 1. Commitment to Lend. Subj ect to the terms and conditions  hereof and if no Default  exists,  the Lender  agrees to lend to the  Borrower and have outstanding  at any time up to  $3,000,000  (the  "Commitment"),  in one or more
Advances as may be requested  by the  Borrower  from time to time prior to 12:00 noon  (Dallas  time) on the date of the  requested  Advance,  which  amounts the
Borrower may repay and reborrow in accordance with this Agreement.  The proceeds of the Advances  will be used by the Borrower  solely for Proper  Purposes.  The
Advances shall be evidenced by the Note, which Note shall be, in part, a renewal of the balance  outstanding  under the $2,500,000  promissory note dated October
26, 2001, issued by the Borrower under the Prior Agreement.  It is the intention of the  Borrower  and the  Corporate  Guarantor  that  the  Lender  shall be and continue  to be secured by the  Properties  of the  Corporate  Guarantor  now or
hereafter  securing the indebtedness of the Corporate  Guarantor under the GultW est Development Credit Agreement and under its guaranties of the Obligations.

     SECTION  2.  Terms  ofPay!!!ent.  The  principal  of the Note and  interest thereon shall be due and payable as set forth in the Note,  except to the extent earlier payment of the Note is required herein.

     SECTION 3. Fees.  The Borrower  shall pay to the Lender a commitment fee of one-half of one percent (0.5%) per annum,  calculated daily on the amount of the
Unused Commitment in effect from time to time, such commitment fee to be payable quarterly  as it accrues on each  January 1, April 1, July 1, and October 1, and on the Final Maturity Date.

     SECTION 4. Security.  The Note shall be secured by, among other collateral, the guaranties of the Guarantors and the Corporate Guarantor.

     SECTION 5. Conditions Precedent.  The obligation of the Lender to make each
Advance  hereunder  is subject to the  satisfaction  of such  conditions  as the
Lender may deem  appropriate  at such time and the  receipt by the Lender of all resolutions,  certificates, legal opinions and other documents as the Lender may reasonably request. All opinions, certificates, agreements, documents,
                                        1

instruments  and  other  papers  delivered  hereunder  must be in fonIl and substance reasonably satisfactory to the Lender.

     SECTION 6.  ReDresentation  and  Warranties.  The Borrower  represents  and warrants to the Lender that (a) the Borrower is not, and the execution, delivery and  perfonIlance  of and the  compliance  with the tenIls of the Loan Documents will not cause it to be in violation of any Laws, its articles of  incorporation or other  organizational  documents,  or any material agreement to which it is a party or by which it or its Properties are bound; (b) this Agreement constitutes a valid and binding agreement of the Borrower;  (c) the execution,  delivery and
perfonIlance  by the Borrower of the Loan Documents have been duly authorized by all necessary  action;  and (d) the Borrower is a corporation,  duly authorized, validly existing and in good standing in the state of Texas.

     SECTION 7. AffinIlative  Covenants.  Until the Obligations are paid in full and no commitment  to lend to the Borrower  exists,  the Borrower  covenants and agrees (a) to deliver to the  Lender,  (i) on or before 60 days after the end of each calendar year, copies of the financial  statements of each Guarantor on the
fonIlS of the Lender or in fonIl  satisfactory to the Lender, and (ii) within 15 days  following  each request  therefor  from the Lender,  a copy of the federal income  tax  returns  of each  Guarantor;  and  (iii) at the time the  financial statements  are  delivered  under clauses (i) and (ii)  preceding,  a Compliance
Certificate;  (b) to notify the Lender promptly after becoming aware thereof, of any  litigation  or other  event or  circumstance  which  could  have a material adverse effect on the financial  condition of the Borrower or either  Guarantor;
(c) to promptly pay (i) all fees and expenses of Jackson  Walker L.L.P.  paid or incurred  by  the  Lender  in  connection  with  the  negotiation,  preparation,
confinIlation,  execution  and,  where  appropriate,  recordation  of  the  Loan
Documents and (ii) all costs, fees and expenses,  including, without limitation, the fees and  expenses of legal  counsel,  paid or incurred by the Lender in the negotiation,  preparation, and execution of any amendments to the Loan Documents and the  collection or enforcement  of the Loan  Documents;  (d) to maintain its existence as a corporation in Texas and its  qualification to do business in all jurisdictions  where  the  nature of its  business  requires  the  same;  (e) to maintain insurance covering such risks as are customarily  carried by businesses similarly  situated;  (f) to  comply  with all  Laws;  (g) to keep  its  primary business the acquisition, ownership and operation of Oil and Gas Properties; (h)
to  penIlit  the Lender  access to the  books,  records  and  Properties  of the
Borrower  at any  time  during  nonIlal  business  hours;  (i) to  maintain  all operating  accounts  with the Lender;  and (j) from time to time to furnish such additional infonIlation regarding the financial position, business or Properties of the Borrower as the Lender may reasonably request.

     SECTION 8. Negative  Covenants.  Until the Obligations are paid in full and no commitment to lend to the Borrower exists,  the Borrower covenants and agrees not (a) to penIlit at any time the ratio of Liquid Assets to Debt of Waggoner to ever be less than 2.0 to 1.0; or (b) to amend its articles of  incorporation  or bylaws in any respect adverse,  in the reasonable  opinion of the Lender, to the interests of the Lender;  or (c) to merge or consolidate  with or into any other
Person or to dissolve or liquidate; or (d) to change its lines of business.

     SECTION 9.  Remedies.  Should an Event of Default occur and be  continuing, the  obligation of the Lender to make  Advances  hereunder  shall  automatically cease,  and the Lender may declare the unpaid  balance of the Note,  or any part thereof, to be immediately due and payable whereupon it shall be due and payable without presentment,  demand, protest, notice of intent to accelerate,  or other notice of any kind, all of which are hereby waived by the Borrower and exercise
                                        2

     any other rights under the Loan Documents or afforded at law, in equity, or otherwise; and in the case of an Event of Default specified in clause (e) of the definition of ' 'Event of Default",  the Note shall become  immediately  due and payable without presentment,  demand,  protest,  notice of intent to accelerate, notice or other action by the Lender of any kind, all of which are hereby waived by the Borrower.  The acceptance by the Lender of partial payment on the Note or any delay by the Lender in  exercising  any right  available  to it shall not be deemed to be a waiver of any Event ofDefault then existing, and no waiver by the
Lender of any Event  ofDefault  shall be deemed to be a waiver of any other then existing or subsequent Event ofDefault. All rights available to the Lender under the Loan  Documents or otherwise  shall be  cumulative of and in addition to all other rights granted to the Lender at law or in equity,  whether or not the Note be due and payable and whether or not the Lender shall have  instituted any suit for  collection  or other  action  in  connection  with the  Note.

     SECTION 10. Miscellaneous.  The parties hereto further agree that: (a) each notice,  request  or other  communication  to any  party  hereunder  shall be in writing (including telecopy or similar writing) and shall be given to such party at its address set forth on the signature  pages hereof or such other address as such party may hereafter  specify by notice to the Lender and the Borrower,  and shall be effective  (i) if given by mail, 72 hours after such  communication  is deposited in the mails with first class postage prepaid,  addressed as aforesaid or (ii) if given by any other  means,  when  delivered  at the address or to the telecopy  number  specified in this clause (a); (b) all  covenants,  agreements, undertakings,  representations  and warranties made in any of the Loan Documents shall survive all closings under the Loan Documents and shall not be affected by any investigation  made by any party; (c) the Loan Documents may be amended only by an instrument in writing executed jointly by the Borrower and the Lender, and supplemented  only by documents  delivered or to be delivered in accordance with the express  tenus  hereof;  (d) no failure or delay by the Lender in exercising any  right,  power or  privilege  hereunder  or under the Note or any other Loan
Document  shall  operate  as a waiver  thereof  nor shall any  single or partial exercise  thereof preclude any other or further exercise thereof or the exercise of any other  right,  power or  privilege;  (e) the rights and  remedies  herein provided  shall be  cumulative  and not  exclusive  of any  rights  or  remedies provided by law or in any of the other Loan  Documents;  (f) if any provision of the Loan Documents is held to be illegal, invalid or unenforceable under present or future laws effective during the tenD thereof,  such provision shall be fully severable,  the  Loan  Documents  shall be  construed  and  enforced  as if such illegal,  invalid or unenforceable provision had never comprised a part thereof, and the remaining  provisions  thereof shall remain in full force and effect and shall not be affected by the illegal,  invalid or unenforceable  provision or by its  severance  therefrom.  Furthennore,  in lieu of such  illegal,  invalid  or unenforceable provision there shall be added automatically as a part of the Loan
Documents  a  provision  as  similar  in  tenus  to such  illegal,  invalid,  or unenforceable  provision as may be possible and be legal, valid and enforceable;
(g) THE BORROWER  AGREES TO INDEMNIFY THE LENDER AND HOLD THE LENDER HARMLESS ON
A CURRENT BASIS FROM AND AGAINST ANY AND ALL LIABILITIES, LOSSES, DAMAGES, COSTS
AND  EXPENSES  OF ANY KIND WHICH MAY BE  INCURRED  BY THE LENDER  RELATING TO OR
ARISING  OUT OF THIS  AGREEMENT  OR THE OTHER  LOAN  DOCUMENTS  OR ANY ACTUAL OR
PROPOSED USE OF PROCEEDS OF THE LOAN, INCLUDING,  WITHOUT LIMITATION, ANY OF THE
FOREGOING  ARISING FROM NEGLIGENCE,  WHETHER SOLE OR CONCURRENT,  ON THE PART OF
THE  LENDER;  J2.rovided  f1!g1  the  Lender  shall  not  have  the  right to be indemnified hereunder for its own
                                        3

     gross  negligence  or  willful  misconduct  as  determined  by a  court  of competent  jurisdiction;  and (h) multiple counterparts of this Agreement may be executed by the parties,  and each counterpart shall be deemed an original,  but in  making  proofhereof  it  shall be  necessary  to  account  for only one such counterpart.

     SECTION  11.   References.   References  in  this  Agreement  to  Exhibits,
Schedules, Annexes, Appendixes, Attachments, Articles, Sections or clauses shall be to exhibits, schedules, annexes, appendixes,  attachments, articles, sections or  clauses  of  this  Agreement,  unless  expressly  stated  to  the  contrary.
References   in   this   Agreement   to   "hereby,"   "herein,"   "hereinafter,"
"hereinabove,"  "hereinbelow," "hereof," "hereunder" and words of similar import shall  be to this  Agreement  in its  entirety  and not  only to the  particular
Exhibit,  Schedule,  Annex, Appendix,  Attachment,  Article, or Section in which such reference appears.  This Agreement,  for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined  from this  instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings  prefixed to such Articles or Sections.  Whenever the  context  requires,  reference  herein  made to the single  number  shall be understood to include the plural;  and likewise,  the plural shall be understood to include the singular.  Definitions of terms defined in the singular or plural shall be  equally  applicable  to the  plural or  singular,  as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine,  feminine and neuter,  when such  construction  is  appropriate;  and specific  enumeration  shall not exclude the general but shall be  construed  as
cumulative.  The  Exhibits,   Schedules,  Annexes,  Appendixes  and  Attachments
attached  to this  Agreement  and items  referenced  as being  attached  to this
Agreement  are  incorporated  herein  and  shall  be  considered  a part of this
Agreement for all purposes.

     SECTION 12. ADDlicable Law: Venue: Waiver of Jyry Trial. THIS AGREEMENT HAS
BEEN NEGOTIATED, IS BEING EXECUTED AND DELIVERED, AND WILL BE PERFORMED IN WHOLE
OR IN PART, IN THE STATE OF TEXAS,  AND THE  SUBSTANTIVE  LAWS OF SUCH STATE AND
THE  APPLICABLE  FEDERAL LAWS OF THE UNITED  STATES OF AMERICA  SHALL GOVERN THE
VALIDITY,  CONSTRUCTION,  ENFORCEMENT AND  INTERPRETATION OF THE LOAN DOCUMENTS,
EXCEPT TO THE EXTENT THE LAWS OF ANY  JURISDICTION  WHERE  COLLATERAL IS LOCATED
REQUIRE  APPLICATION OF SUCH LAWS WITH RESPECT TO SUCH COLLATERAL.  THE BORROWER
HEREBY  IRREVOCABLY  SUBMITS TO THE NON-  EXCLUSIVE  JURISDICTION  OF ANY UNITED
STATES FEDERAL OR TEXAS STATE COURT SITTING IN DALLAS,  DALLAS COUNTY,  TEXAS IN
ANY ACTION OR  PROCEEDING  ARISING OUT OF OR RELATING TO ANY LOAN  DOCUMENTS AND
THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION
OR  PROCEEDING  MAY BE HEARD AND  DETERMINED  IN ANY SUCH COURT AND  IRREVOCABLY
WAIVES ANY  OBJECTION IT MAY NOW OR  HEREAFTER  HAVE AS TO THE VENUE OF ANY SUCH
SUIT,  ACTION OR  PROCEEDING  BROUGHT  IN SUCH A COURT OR THAT SUCH  COURT IS AN
INCONVENIENT FORUM.  NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDER TO BRING
PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF
                                       4

     ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE
LENDER OR ANY AFFILIATE OF THE LENDER  INVOLVING,  DIRECTLY OR  INDIRECTLY,  ANY
MATTER  IN ANY WAY  ARISING  OUT OF,  RELATED  TO,  OR  CONNECTED  WITH ANY LOAN
DOCUMENT SHALL BE I BROUGHT ONLY IN A COURT IN DALLAS, DALLAS COUNTY, TEXAS. THE
BORROWER  AND  THE  LENDER   HEREBY   KNOWINGLY,   VOLUNTARILY,   INTENTIONALLY,
IRREVOCABLY,  AND  UNCONDITIONALLY  WAIVE  ALL  RIGHTS  TO  TRIAL BY JURY IN ANY
ACTION, SUIT, PROCEEDING,  COUNTERCLAIM,  OR OTHER LITIGATION THAT RELATES TO OR
ARISES OUT OF ANY OF THIS  AGREEMENT  OR ANY OTHER LOAN  DOCUMENT OR THE ACTS OR
OMISSIONS OF THE LENDER IN THE  ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF
THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR OTHERWISE WITH RESPECT THERETO. THE
PROVISIONS  OF THIS SECTION ARE A MATERIAL  INDUCEMENT  FOR THE LENDER  ENTERING
INTO THIS AGREEMENT. SECTION 13. Arbitration.

     Upon the demand of an an Dis ute shall be resolved b bindin arbitration exc
t as set forth in Section 11.20 e below in  accordance  with the terms of this A eement or the other

     Arbitration  Droceedine:s shall be administered bv the American Arbitration
Association                                                                    i

" AAA" or such  other  administrator  as the arties  shall  mutuall a ee u on in accordance with the
                                       5

     No provision  hereof shall limit the right of an art to exercise  self -hel remedies such as rovisional or ancill remedies  includin  without  limitation in
..unctive  relief se  uestration  attachment  arnishment  or the a ointment  of a receiver from a court of com etent  .urisdiction  remed shall not waive the ri t of an art to com el arbitration hereunder.

     law a licable  to the sub 'ect  matter of the Dis ute.  Arbitrators  are em owered to resolve  Dis utes b summ rulin s in res onse to motions  filed rior to the final  arbitration  hearin  .Arbitrators  i controvers  is 5 000 000 or less shall be  decided b a sin Ie  arbitrator  who shall not render an award of eater than 5 000 000 includin damages costs fees and ex enses .B submission to a participate in all hearings and  deliberations.  Notwithstandin an n herein to the contr in an arbitration in which the amount in controvers  exceeds 25 000
000 the arbitrators shall be re uired to make sp ecific written findin s evidence and the  conclusions of law are not erroneous  under the  substantive law of the
State of
                                       6

     Lender and  Borrower  hereby  agree to keep all  Disputes  and  arbitration proceedings strictly confidential,  provided,  however, that Lender and Borrower may disclose such  confidential  information  as is necessary in any  litigation between  Lender  and  Borrower  or as  required  by  applicable  law  and,  on a confidential  basis,  to  accountants,  attorneys and other  consultants  in the ordinary  course  of  business.

If  the  foregoing  terms  and  provisions  are
acceptable to you,  please  indicate your  acceptance  thereof by signing in the appropriate  space provided below whereupon this letter shall constitute a valid and binding  agreement  between the Lender,  the Borrower  and their  respective successors  and  assigns,  except that the  Borrower may not assign or otherwise transfer any of its rights under this Agreement.

                    {REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
                                       7

     THIS   AGREEMENT   AND  THE  OTHER   WRITTEN  LOAN   DOCUMENTS   REPRESENT,
COLLECTIVELY,  THE FINAL  AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY
NOT BE  CONTRADICTED BY EVIDENCE OF PRIOR,  CONTEMPORANEOUS,  OR SUBSEQUENT ORAL
AGREEMENTS OF SUCH PARTIES.
THERE ARE NO UNWRITTEN ORAL  AGREEMENTS  AMONG SUCH
PARTIES. Sincerely,

                                                    TEXAS CAPITAL BANK, N .A.

                                                    By:
                                                        ------------------------
                                                         Chris D. Cowan
                                                         Vice President

                                                 2100 McKinney Avenue, Suite 100
                                                 Dallas, Texas 75201
                                                 Attention: Energy Group
                                                 Telecopy: (214) 932-6704

AGREED TO AND ACCEPTED:

 GULFWEST E RGY, INC.

By:
Nam

Addr480 N. Sam Houston Parkway E.
       ess: Suite 300
                Houston, Texas 77060
                Telecopy: (713) 974-0617

                                                               SCHEDULE ONE

     As  used in the  letter  loan  agreement  to  which  this  Schedule  One is attached, the following terms shall have the meanings assigned below, unless the context otherwise requires:

     "Advance"  or "Loan"  means a loan or an advance  made or to be made by the
Lender to the Borrower  pursuant to this Agreement or the aggregate  outstanding amount of all such loans or advances, as the context may require.

     "Commitment" has the meaning given such term in Section I hereof.

     "Compliance  Certificate"  means a certificate,  substantially  in the form attached  hereto as Exhibit B,  executed by the chief  financial  officer of the
Borrower and furnished to Lender from time to time in accordance  with the terms hereof.

     "Corporate   Guarantor"  means  GulfWest   Development   Company,  a  Texas
corporation.

     "Debt" of Waggoner means at any date, without duplication:

          (i) all obligations of Waggoner for money borrowed, including, without limitation,  ( a) the  obligations  of  Waggoner  for money  borrowed  by a partnership  of which  Waggoner  is a  general  partner,  (b)  obligations, whether  or not  assumed,  which  are  secured  in  whole or in part by the
     Property  of Waggoner or payable  out of the  proceeds or  production  from
     Property of Waggoner, (c) any obligations of Waggoner in respect of letters of credit and repurchase agreements, and (d) net liabilities under interest rate swap, exchange or cap agreements;

          (ii) all obligations of Waggoner evidenced by notes, debentures, bonds or similar instruments;

          (iii) all  obligations of Waggoner to pay the deferred  purchase price of Property or services  (except  trade  accounts  arising in the  ordinary course of business if interest is not paid or accrued thereon);

          (iv) all capitalized lease obligations of Waggoner;

          (v) all  liabilities  which in accordance with OCBOA would be included in  determining  total  liabilities  as  shown on the  liability  side of a balance sheet;

          (vi) all obligations of Waggoner under hedging agreements; and

          (vii) all Guarantees by Waggoner of Debt of another Person.

     "Default"  means  any  condition  or event  which  constitutes  an Event of
Default  or which  with the I giving of  notice or lapse of time or both  would, unless cured or waived, become an Event ofDefault. I

     "Default Rate" means a per annum interest rate equal to five percent (5.0%)
plus the TCB Rate from time to time in  effect,  but in no event  exceeding  the
Highest Lawful Rate.

     "Event of Default"  means the occurrence of anyone or more of the following events:  (a) the  failure of the  Borrower  to pay any amount when due under the
Note or the  Agreement;  (b) the breach by the  Borrower of any of the  negative covenants  contained  in  Section 9 of this  Agreement;  (c) the  failure of the
Borrower to properly perfonIl, observe or comply with any covenant, agreement or condition  contained  herein  or in any other  Loan  Document  and such  failure continues  for a period of 15 days after  notice  thereof  has been given to the
Borrower by the Lender  (except for  covenants and other  provisions  covered by other clauses of this  definition for which there shall be no cure period);  (d)
the discovery by the Lender that any statement,  representation or warranty made by the Borrower or any other  Person in  connection  with any Loan  Document was false, misleading or erroneous in any material respect when made; ( e) a case is commenced or a petition is filed  against the Borrower  under any  bankruptcy or other  debtor  relief law, or the  Borrower  voluntarily  seeks,  consents to or acquiesces  in the benefit of any  provision of any  bankruptcy  or other debtor relief law; (f) the  occurrence of an "Event of Default" under and as such tenIl
is  defined  in  the  GulfW  est  Development  Credit  Agreement;   or  (g)  the
tenIlination or expiration of the GulfW est Development Credit Agreement.

     "Final  Maturity  Date" means April 1, 2003,  or such earlier date on which the obligations of the Lender to make Advances hereunder
tenIlinate or are tenIlinated in accordance with the tenIlS of this Agreement or the payment of the Note is accelerated.

     "Floating  Rate" means a per annum interest rate equal to the TCB Rate from time to time in effect less one-fourth of one percent  (0.25%);  but in no event exceeding the Highest Lawful Rate.

     "Guarantees" by any Person means any  obligation,  contingent or otherwise, of such Person directly or indirectly guaranteeing or in effect guaranteeing any
Debt of any other Person and,  without limiting the generality of the foregoing, any obligation,  direct or indirect, contingent or otherwise, of such Person (i)
to purchase or pay (or advance or supply  funds for the  purchase or payment of)
such  Debt or  other  obligation  (whether  arising  by  virtue  of  partnership arrangements,  by agreement to keep-well,  to purchase assets, goods, securities or services,  to  take-or-pay,  to make  reimbursement  in  connection  with any letter-of -credit or to maintain  financial  statement  conditions,  by "comfort letter" or other  similar  undertaking  of support or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other  obligation of the payment thereof or to protect such obligee against loss in respect  thereof(in  whole or in part).  The tenIl  "Guarantee"  includes the pledging or other encumbrance of assets by a Person to secure the obligations of another Person and  restrictions or limitations on a Person or its assets agreed to in connection with the  obligations of another  Person,  but does not include endorsements  for collection or deposit in the ordinary course of business;  and
"Guaranteed"  by a  Person  shall  mean  the act or  condition  of  providing  a
Guarantee by such Person or penIlitting a Guarantee of such Person to exist.

     "Guarantors" means Waggoner and Marshall A. Smith, ill, an individual.

     "GulfW est  Development  Credit  Agreement"  means the  $10,000,000  Credit
Agreement  dated  November 30, 2000,  between the  Corporate  Guarantor  and the
Lender, as amended from time to time.

     "Laws" mean all applicable statutes,  laws,  executive orders,  ordinances, regulations, orders, writs, injunctions, rulings or decrees of the United States or of any state, commonwealth,  nation, territory,  possession,  county, parish, municipality, or governmental entity or department.

     "Liquid  Assets" of Waggoner  shall mean all of his cash,  certificates  of deposit, U.S.  governmental agency securities,  corporate bonds and/or municipal bonds rated Baa or better by Moody's Inc.,  common and preferred stock listed on the New York Stock Exchange, American Stock Exchange and/or NASDAQ, mutual funds and/or unit investment trusts that invest solely in any of the foregoing and are not considered retirement or defined benefit accounts.

     "Loan  Documents" mean this letter loan agreement,  the Note, and all other agreements,  documents and instruments now or hereafter executed or delivered in connection  with  the  foregoing,  and  all  renewals,  extensions,  amendments, restatements and modifications thereof.  "Note" means the promissory note of the
Borrower  substantially in the form of Exhibit A attached hereto and made a part hereof, as the same may be renewed, extended or amended from time to time.

     "Obligations"  shall mean, without  duplication,  (i) all Debt evidenced by the Note,  (ii) the  undrawn,  unexpired  amount of all  outstanding  letters of credit issued by the Lender on behalf of the Borrower,  (iii) the  obligation of the Borrower  for the payment of the fees  payable  hereunder or under the other
Loan Documents,  and (iv) all other  obligations and liabilities of the Borrower to the Lender, now existing or hereafter incurred,  under,  arising out of or in connection  with any Loan Document,  and to the extent that any of the foregoing includes or refers to the payment of amounts  deemed or  constituting  interest, only so much thereof as shall have accrued, been earned and which remains unpaid at each relevant time of determination.

     "OCBOA" means "other  comprehensive basis of accounting"  applicable to tax basis-cash  accounting,  as established  by the American  Institute of Certified
Public Accountants under its published Statement on Auditing Standards No. 14.

     "Oil and Gas Properties" shall mean fee,  leasehold,  or other interests in or under mineral  estates or oil,  gas, and other liquid or gaseous  hydrocarbon leases with respect to Properties situated in the United States or offshore from any  State of the  United  States,  including,  without  limitation,  overriding
royalty  and  royalty  interests,   leasehold  estate  interests,   net  profits
interests,  production  payment interests,  and mineral fee interests,  together
with   contracts   executed  in   connection   therewith   and  all   tenements,
hereditaments, appurtenances and Properties appertaining, belonging, affixed, or incidental thereto.

     "Person" means any individual, corporation, partnership, association, trust or other entity, including any government, or any subdivision or agency thereof.

     "Proper Purposes" means general corporate  purposes,  but not to acquire or carry margin stock.

     "Property"  means any  interest in any kind of  property or asset,  whether real, personal or mixed, tangible or intangible.

     "Security   Documents"  or  "Security   Instruments"   means  the  security
instruments  executed and delivered in  satisfaction  of the  conditions of this
Agreement  and all  other  guarantees,  documents  and  instruments  at any time executed  as  security  for  all or any  portion  of the  Obligations,  as  such instruments may be amended, restated, or supplemented from time to time.

     "TCB  Rate"  means,  on any  day,  the  greater  of (i) the  prime  rate as published in The Wall Skeet  Journal's  "Money Rates" table for such day or (ii)
five and one-half  percent  (5.50%).  Ifmultiple  prime rates are quoted in such table,  then the highest prime rate quoted therein shall be the TCB Rate. In the event that a prime rate is not  published  in The Wall Street  Journal's  "Money
Rates"  table for any reason or The Wall Street  Journal is not  published  that day, the Lender will choose a substitute  TCB Rate,  for purposes of calculating
the  interest  rate   applicable   hereunder,   which  is  based  on  comparable
information,  until such time as a prime rate is  published  in The Wall  Street
Journal' s "Money Rates"  table.  In this  connection,  such prime rate for each
Saturday, Sunday or day for which banks are authorized to be closed in the state of Texas shall be the most recent  prime rate so  published if published no more than three days prior to such  date.  Each  change in the TCB Rate shall  become effective  without  notice to the  Borrower on the  effective  date of each such change.  "UCC" means the Uniform Commercial Code as in effect in Texas from time to time.

     "Unused Commitment" means, at any time, an amount equal to the remainder of the Commitment minus the outstanding principal balance of the Note at such time.

     "Waggoner" means J. Virgil Waggoner, an individual.

                                    EXHIBIT A

                                 PROMISSORY NOTE

$3,000,000                     Dallas, Texas                      April 3, 2002

FOR VALUE RECEIVED,  the undersigned  GulfWest Energy, Inc., a Texas corporation
(the  "Borrower"),  hereby promises to pay to the order of Texas Capital Bank, N
..A., a national  banking  association  (the "Lender"),  at its office in Dallas,
Texas,  the  principal  sum  $3,000,000  or  such  amount  as  is  advanced  and outstanding hereunder, together with interest as provided herein.

This note has been executed and delivered  pursuant to the terms of that certain letter loan agreement of even date herewith  between the Borrower and the Lender
(as  amended  from time to time,  the  "Credit  Agreement"),  and is the  "Note"
referred  to  therein,  and the  holder of this note  shall be  entitled  to the benefits  provided  in the  Credit  Agreement.  Reference  is made to the Credit
Agreement for a statement of the events upon which  maturity of this note may be accelerated and for a description of the collateral, if any, securing payment of this note.  Terms  defined in the Credit  Agreement  are used  herein as therein defined, unless otherwise defined herein or the context otherwise requires.

This note is, in part, a renewal and extension of the  indebtedness  outstanding under the $2,500,000 promissory note of the Borrower dated October 26, 2001.

Principal  of this note  shall be due and  payable on the Final  Maturity  Date, unless earlier payment is required under the Credit Agreement.

Principal of this note  outstanding from time to time shall bear interest at the
Floating  Rate.  Interest  on this note and  commitment  fees  under the  Credit
Agreement  shall be  calculated on the basis of actual days elapsed and computed as if each year consisted of360 days,  subject to the limitations of the Highest
Lawful Rate.

Accrued  interest on this note shall be due and  payable on May 1, 2002,  and on the first day of each month  thereafter  and at  maturity  hereof  (stated or by acceleration).

If any payment hereunder becomes due on a day on which banking  institutions are authorized  by law to close in Dallas,  Texas,  such payment shall be due on the next  succeeding  business  day and interest  thereon  shall be payable for such extended time.

All payments by the Borrower shall be made to the Lender at its principal office in  Dallas,  Texas,  by not later than 2:00 p.m.  on the date due,  and shall be payable in lawful currency of the United States in funds  immediately  available in Dallas.

Unless  waived by the Lender,  the  principal of the Note shall bear interest at the  Default  Rate at any time an Event of  Default  exists  and,  to the extent permitted  by law,  overdue  interest  on the Loans  shall bear  interest at the
Default Rate.

The  principal of this note and accrued  interest  thereon may be prepaid by the
Borrower in whole or in part at any time  without  premium or penalty.  Any such prepayment  shall  be  applied  first to  accrued  interest,  then to  principal hereunder.  .. As used herein,  the tenn "Highest Lawful Rate" means the maximum non-usurious  interest  rate, if any (or, if the context so requires,  an amount calculated  at such  rate),  that  at any  time  or  from  time  to time  may be contracted for, taken,  reserved,  charged, or received under applicable laws of the State of Texas or the United  States of America,  whichever  authorizes  the greater rate, as such laws are presently in effect or, to the extent  allowed by applicable law, as such laws may hereafter be in effect and which allow a higher maximum  non-usurious  interest rate than such laws now allow. To the extent the laws of the State of Texas are  applicable  for the purpose of  detennining  the
"Highest  Lawful Rate",  such tenn shall mean the "weekly  ceiling" from time to time in effect as referred to and defined in Chapter 303 of the Finance  Code of
Texas, as amended.  The  detennination  of the Highest Lawful Rate shall, to the extent  required  by  applicable  law,  take into  account as  interest  paid or contracted  for any  and  all  relevant  payments  or  charges  under  the  Loan
Documents,  in any case after  taking into  account,  to the extent  required by applicable law, any and all relevant payments, charges and calculations.

Regardless of any provision contained herein or in the other Loan Documents, the
Lender shall never be entitled to receive, collect or apply, as interest on this note,  any amount in excess of the  Highest  Lawful  Rate,  and in the event the
Lender ever  receives,  collects or applies as interest  any such  excess,  such amount  which  would be  deemed  excessive  interest  shall be  deemed a partial prepayment of principal on this note and treated  hereunder as such; and if this note is  paid in  full,  any  remaining  excess  shall  promptly  be paid to the
Borrower.  In detennining  whether or not the interest paid or payable under any specific  contingency  exceeds the Highest  Lawful  Rate,  the  Borrower and the
Lender shall, to the extent pennitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest,  (b)
exclude  voluntary  prepayments  and the  effects  thereof,  and  (c)  amortize, prorate,  allocate and spread,  in equal parts, the total amount of the interest throughout the entire  contemplated tenn of this note, so that the interest rate is the Highest  Lawful Rate  throughout  the entire tenn of this  note;]2rovided ffiill if the unpaid  principal  balance  hereof is paid and  perfonned  in full prior to the end of the  full  contemplated  tenn  hereof,  and if the  interest received for the actual period of existence  thereof  exceeds the Highest Lawful
Rate,  the Lender shall refund to the Borrower the amount of such excess and, in such event,  the Lender  shall not be subject to any  penalties  provided by any laws for contracting for, charging,  taking,  reserving or receiving interest in excess of the Highest Lawful Rate.

If this note is placed in the hands of attorneys  for  collection,  the Borrower agrees to pay the  reasonable  attorneys'  fees and  collection  expenses of the holder hereof.

     The Borrower and each surety,  endorser,  guarantor  and other party liable for the  payment  of any sums of money  payable  on this  note  severally  waive presentment  and demand for payment,  protest,  notice of intent to  accelerate, notice of protest, acceleration and nonpayment, and any other notice of any kind and agree that their liability on this note shall not be affected by any renewal or  extension in the time of payment  hereof,  or by any release of or change in any  security  for the  payment of this note,  regardless  of the number of such renewals, extensions, releases or changes.

                                                GulfW est Energy, Inc.

                                                By:  \s\  Thomas R. Kaetzer
                                                    Thomas R. Kaetzer, President